                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                February 28, 2005

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: FLORSHEIM GROUP INC.                              CASE NO. 02 B 08209

                            SUMMARY OF CASH ACCOUNTS

                                                     01/31/05        01/31/05
                                                  -------------    -------------
ENDING BALANCE IN :

       Associated Bank                            $  268,634.38    $  215,128.97

       BT Commercial Escrow                          144,008.24       144,008.24

       Shaw Gussis Fishman Glantz Wolfman &
         Towbin LLC - Preference Account II          858,636.24       850,117.98
                                                  -------------    -------------
       TOTAL                                      $1,271,278.86    $1,209,255.19
                                                  =============    =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - FEBRUARY 28, 2005

                   SHAW GUSSIS
   DATE         PREFERENCE ACCT.II
---------       ------------------
02/01/05          $            -
02/02/05                6,250.00 1)
02/03/05                       -
02/04/05                       -
02/05/05                       -
02/06/05                       -
02/07/05                       -
02/08/05                       -
02/09/05                   50.00 2)
02/10/05                       -
02/11/05                9,500.00 1)
02/12/05                       -
02/13/05                       -
02/14/05                       -
02/15/05                       -
02/16/05                       -
02/17/05                       -
02/18/05                       -
02/19/05                       -
02/20/05                       -
02/21/05                       -
02/22/05                       -
02/23/05                       -
02/24/05                       -
02/25/05                   15.00 2)
02/26/05                       -
02/27/05                       -
02/28/05                       -
                  --------------
TOTAL RECEIPTS    $    15,815.00
                  ==============

1) Preference recoveries.

2) Restitution payments.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - FEBRUARY 28, 2005

   DATE     CHECK NUMBER         PAYMENTS        ASSOCIATED BANK
----------  ------------  ---------------------  ---------------
02/08/05        1256      Ben Alvendia             $     150.00
02/08/05        1257      F. Terrence Blanchard        1,787.36
02/15/05        Wire      AIG Insurance Company       51,548.05
02/28/05          --      Bank fees                       20.00
                                                   ------------
                          Total                    $  53,505.41
                                                   ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - FEBRUARY 28, 2005

                                                                SHAW GUSSIS
   DATE     CHECK NUMBER            PAYMENTS               PREFERENCE ACCOUNT II
----------  ------------  -------------------------------  ---------------------
  02/01/05        --      Bank fees                            $      8.00
  02/21/05      1141      F. Terrence Blanchard                   1,612.50
  02/21/05      1142      Shaw Gussis Fishman                    15,690.56
  02/21/05      1143      Kronish Lieb Weiner                       438.45
  02/21/05      1144      Iron Mountain Record Management           274.03
  02/21/05      1145      Leslie T. Welsh Inc.                    1,444.21
  02/25/05      1146      Logan & Company                         4,865.51
                                                               -----------
                                                               $ 24,333.26
                                                               ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                FEBRUARY 28, 2005

BT COMMERCIAL CORPORATION
LOAN ACCOUNT

                                         POST-PETITION
                                              LOAN
     DATE         PAYMENTS   BORROWINGS      BALANCE
---------------  ---------   ----------  --------------
OPENING BALANCE                          $ 6,912,679.88
    02/01/05       $   -       $    -      6,912,679.88
    02/02/05           -            -      6,912,679.88
    02/03/05           -            -      6,912,679.88
    02/04/05           -            -      6,912,679.88
    02/05/05           -            -      6,912,679.88
    02/06/05           -            -      6,912,679.88
    02/07/05           -            -      6,912,679.88
    02/08/05           -            -      6,912,679.88
    02/09/05           -            -      6,912,679.88
    02/10/05           -            -      6,912,679.88
    02/11/05           -            -      6,912,679.88
    02/12/05           -            -      6,912,679.88
    02/13/05           -            -      6,912,679.88
    02/14/05           -            -      6,912,679.88
    02/15/05           -            -      6,912,679.88
    02/16/05           -            -      6,912,679.88
    02/17/05           -            -      6,912,679.88
    02/18/05           -            -      6,912,679.88
    02/19/05           -            -      6,912,679.88
    02/20/05           -            -      6,912,679.88
    02/21/05           -            -      6,912,679.88
    02/22/05           -            -      6,912,679.88
    02/23/05           -            -      6,912,679.88
    02/24/05           -            -      6,912,679.88
    02/25/05           -            -      6,912,679.88
    02/26/05           -            -      6,912,679.88
    02/27/05           -            -      6,912,679.88
    02/28/05           -            -      6,912,679.88
                   -----       ------
Total              $   -       $    -
                   =====       ======

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: FLORSHEIM GROUP INC.                     CASE NO. 02 B 08209

                          STATEMENT OF AGED RECEIVABLES

                                FEBRUARY 28, 2005

ACCOUNTS RECEIVABLE:

Beginning of Month Balance   $  340,228
                             ----------

Add: Sales on Account                 -
                             ----------

Less: Collections                     -
                             ----------

Adjustments                           -
                             ----------

End of the Month Balance     $  340,228
                             ==========

Note - All accounts receivable are fully reserved.

0-30   31-60   61-90    OVER 90   END OF MONTH
DAYS   DAYS     DAYS      DAYS       TOTAL
----   -----   -----   ---------  ------------
$  -   $   -   $   -   $ 340,228  $    340,228
====   =====   =====   =========  ============

                    ACCOUNTS PAYABLE AGING - JANUARY 31, 2005

               0-30       31-60       61-90     Over 90  End of Month
               Days       Days        Days        Days       Total
            ---------  ---------   ---------  ---------  ------------
Wholesale   $  10,997  $ (24,999)  $ 854,030  $ 497,473     1,337,501

Retail              -          -           -     75,979        75,979

            ---------  ---------   ---------  ---------  ------------
Total       $  10,997  $ (24,999)  $ 854,030  $ 573,452  $  1,413,480
            =========  =========   =========  =========  ============

* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: FLORSHEIM GROUP INC.                     CASE NO. 02 B 08209

                                TAX QUESTIONNAIRE

                        FOR MONTH ENDED FEBRUARY 28, 2005

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

            1.  Federal Income Taxes            Yes (x)     No (  )
            2.  FICA withholdings               Yes (x)     No (  )
            3.  Employee's withholdings         Yes (x)     No (  )
            4.  Employer's FICA                 Yes (x)     No (  )
            5.  Federal Unemployment Taxes      Yes (x)     No (  )
            6.  State Income Taxes              Yes (x)     No (  )
            7.  State Employee withholdings     Yes (x)     No (  )
            8.  All other state taxes           Yes (x)     No (  )

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                   /s/ F. Terrence Blanchard
                                   --------------------------------------
                                   For the Debtor In Possession (Trustee)

                                   Print or type name and capacity of
                                   person signing this Declaration:

                                   F. Terrence Blanchard
                                   -------------------------------------

                                   President and Chief Financial Officer
                                   Florsheim Group Inc.
DATED: March 28, 2005